UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 12, 2021

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11

Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2021, Alpha and Omega Semiconductor Limited (the “Company”) announced that the Board of Directors of the Company has appointed and promoted Dr. Wenjun Li, currently Executive Vice President of World-Wide Manufacturing, to be the Chief Operating Officer of the Company, effective August 12, 2021.

Dr. Li has been the Executive Vice President of World-Wide Manufacturing of the Company since January 2021. Dr. Li served in various management roles of the Company and Jireh Semiconductor, Inc., a wholly-owned subsidiary of the Company, including the Senior Vice President of World-Wide Manufacturing from October 2019 to December 2020, Vice President of Front-End Operation from October 2015 to October 2019, the Director of Process Integration from March 2014 to October 2015, and Senior Manager of Process Integration from February 2012 to July 2013.  Dr. Li holds a B.S. in Chemistry and a M.S. in Chemical Engineering from Taiyuan University of Technology, and a Ph.D. in Microelectronics & Solid-State Electronics from the Research Institute of Micro-Nanometer Technology at Shanghai Jiao Tong University.

On August 12, 2021, the Company issued a press release regarding the appointment of Dr. Li, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to this Item 5.02.

On August 12, 2021, the Compensation Committee of the Company granted Dr. Bing Xue, Executive Vice President of Worldwide Sales and Business Development, 4,000 restricted stock units (the “RSUs”) as a special bonus in appreciation of Dr. Xue’s performance and contribution to the Company. The RSUs shall vest in equal annual installments over four (4) years from the date of grant, provided that Dr. Xue remains in service through each such vesting date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press Release dated August 13, 2021

104       Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2021

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary